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                                                Page one of 6 pages.
                                                Exhibit Index is on Page four.

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 1999



                            LAM RESEARCH CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                            000-12933                           94-2634797
  -------------------------------         -----------------------        --------------------------------
  (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
          Incorporation)


                 4650 Cushing Parkway, Fremont, California 94538
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.  Other Events


     On January 18, 1999, Lam Research Corporation (the "Company") announced that it will incur a charge for the quarter ending December 31, 1998 as a result of the restructuring previously disclosed by the Company. Attached hereto as
Exhibit 99.1 is the Company's press release dated January 18, 1999.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1     Lam Research Corporation Press Release dated
                        January 18, 1999.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  January 20, 1999                      LAM RESEARCH CORPORATION


                                               By:  /s/ Richard H. Lovgren
                                                    -----------------------

                                               Name: Richard H. Lovgren

                                               Title: Vice President, Secretary
                                                      and General Counsel

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                                  EXHIBIT INDEX



                                                                    Page No. in Sequentially
Exhibit No.                        Description                       Numbered Current Report
----------                         -----------                       -----------------------

99.1                Lam Research Corporation Press Release dated                5
                    January 18, 1999.





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